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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2003

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                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)
                                     1-8803
                                     ------
                            (Commission File Number)


                Delaware                                 95-2673173
                --------                                 ----------
     (State or other jurisdiction of
     incorporation or organization)         (I.R.S. Employer Identification No.)


                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
             (Address of principal executive offices, with zip code)


                                 (847) 439-8270
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

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Item 5. Other Events and Required FD Disclosure.

     On January 30, 2003, an amendment to the Rights Agreement, dated as of June 20, 1996, between Material Sciences Corporation ("MSC") and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as rights agent (the "Agreement"), became effective. The amendment increases the threshold amount (from 15% to 20%) upon which a beneficial owner of shares becomes an "Acquiring Person" (as defined in the Agreement).

     The foregoing description of the amendment is only a summary and is qualified by reference to the full text of such amendment, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

          4(i) Second Amendment to Rights Agreement, dated as of January 30,
               2003, between MSC and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MATERIAL SCIENCES CORPORATION

                                 /s/ James J. Waclawik, Sr.
                                 ---------------------------------------
                                 By: James J. Waclawik, Sr.
                                 Its: Vice President and Chief Financial Officer


Date: January 30, 2003
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